Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Annual Report on Form 10-K for fiscal year ended July 31, 2006 of Magnus International Resources Inc., a Nevada corporation (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), I, Graham Taylor, President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and a director of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 13, 2006                                                  /s/ Graham Taylor
                                                                                            Graham Taylor, President, CEO, Chief
                                                                                            Financial Officer and Director (Principal
                                                                                            Executive Officer and Principal Financial
                                                                                            Officer)